Exhibit 3.1 (xxv)

DUPLICATE FOR THE FILE

No. 340485

Certificate of Incorporation

I Hereby Certify That

E. CARTER & CO. LIMITED

is this day Incorporated under the Companies Act, 1929, and that the Company is Limited.

Given under my hand at London this twentieth day of May One Thousand Nine Hundred and thirty-eight.

Registrar of Companies

Certificate received by /s/ Authorized Signatory

Date 20th May 1938

DUPLICATE FOR THE FILE

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Whereas

E. CARTER & CO. LIMITED

was incorporated as a limited company under the

COMPANIES ACT, 1929,

on the TWENTIETH DAY OF MAY, 1938

And whereas by special resolution of the Company and with the approval of the Board of Trade it has changed its name

Now therefore I hereby certify that the Company as a limited company incorporated under the name of

CARTER’S GOLD MEDAL SOFT DRINKS LIMITED

Given under my hand at London, this SECOND DAY OF JULY ONE THOUSAND NINE HUNDRED AND SIXTY FOUR

Certificate received by

Assistant Registrar of Companies

Date: 2-7-64

FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

No. 340485/96

I hereby certify that

CARTERS GOLD MEDAL SOFT DRINKS LIMITED

having by special resolution and with the approval of the Secretary of State changed its name is now incorporated under the name of

CARTERS DRINKS GROUP LIMITED

Given under my hand at Cardiff the 19TH MARCH 1982

Assistant Registrar of Companies

FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Company No. 340485

The Registrar of Companies for England and Wales hereby certifies that

CARTERS DRINKS GROUP LIMITED

having by special resolution changed its name, is now incorporated under the name of

HERO DRINKS GROUP (UK) LIMITED

Given at Companies House, Cardiff, the 12th July 1995

For the Registrar of Companies

*C00340485B*

FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Company No. 340485

The Registrar of Companies for England and Wales hereby certifies that

HERO DRINKS GROUP (UK) LIMITED

having by special resolution changed its name, is now incorporated under the name of

COTT PRIVATE LABEL LIMITED

Given at Companies House, Cardiff, the 11th December 1997

*C00340485A*

For the Registrar of Companies